Exhibit 10.1

FOURTH AMENDMENT TO THE CREDIT AGREEMENT

FOURTH AMENDMENT TO THE CREDIT AGREEMENT (this “Amendment”), dated as of March 28, 2008, among GENERAL MARITIME CORPORATION, a Marshall Islands corporation (the “Borrower”), the Lenders party from time to time to the Credit Agreement referred to below (the “Lenders”) and NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent.  Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent have entered into a Credit Agreement, dated as of October 26, 2005 (the “Credit Agreement”);

WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend certain provisions of the Credit Agreement as provided herein;

NOW, THEREFORE, it is agreed;

A.            Amendments to the Credit Agreement

1.             Section 7.08(b) of the Credit Agreement is hereby amended by adding the following text at the end of the first sentence thereof:

 “except to purchase or carry or extend credit for the purpose of purchasing or carrying such Margin Stock as may be permitted to be purchased or carried pursuant to the terms of Section 9.05(vi) and (viii).”

2.             Section 9.02 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

“Notwithstanding anything to the contrary contained above, the foregoing covenant shall not be violated as a result of sales of Margin Stock for cash at fair market value (as determined in good faith by the Borrower at the time of the respective sale).”

3.             Section 9.03(iv) of the Credit Agreement is hereby amended by deleting the text “$50,000,000” appearing therein and inserting “$150,000,000” in lieu thereof.

4.             Section 9.05 of the Credit Agreement is hereby amended by (x) deleting the text “and” appearing at the end of clause (vi) therein, (y) deleting the period “.” appearing at the end of clause (vii) therein and inserting the text “; and” in lieu thereof and (z) adding the following new clause (viii) at the end thereof:

“(viii) the Borrower and its Subsidiaries (other than the Subsidiary Guarantors) may make Investments in non-Subsidiaries; provided that (x) no Default or Event of Default has occurred and is continuing or would result following such Investment and (y) such Investments shall only be made in entities engaged in (A) the businesses permitted by Section 9.14 and (B) other maritime related businesses reasonably satisfactory to the Administrative Agent.”

5.             Section 10.04 of the Credit Agreement is hereby amended by (a) adding the text “(x)” immediately following the text “provided that” appearing therein and (b) inserting the following text immediately following the text “$10,000,000” appearing therein:

“and (y) in determining whether there is any Default or Event of Default pursuant to preceding clauses (ii) and (iii), there shall be excluded any condition described in said clauses (ii) and/or (iii) solely to the extent that the respective violation, occurrence or acceleration occurred as a result of violations of restrictions contained in any Indebtedness owing to Lender or Affiliate thereof on the creation of non-permitted Liens on Margin Stock or any non-permitted disposition thereof”.

B.            Miscellaneous Provisions

1.             In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to each of the Lenders that (i) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Amendment Effective Date (as defined below) both immediately before and immediately after giving effect thereto (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (ii) there exists no Default or Event of Default on the Amendment Effective Date (as defined below) both immediately before and immediately after giving effect thereto .

2.             This Amendment is limited as specified and shall not constitute a modification, acceptance or Amendment of any other provision of the Credit Agreement or any other Credit Document.

3.             This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

4.             THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5.             This Amendment shall become effective on the date (the “Amendment Effective Date”) when:

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(i)            the Borrower, each Subsidiary Guarantor and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile (or other electronic) transmission) the same to the Administrative Agent; and

(ii)           the Administrative Agent shall have received from Kramer Levin Naftalis & Frankel LLP, special New York counsel to the Borrower and its Subsidiaries reasonably satisfactory to the Administrative Agent, an opinion addressed to the Administrative Agent and each of the Lenders and dated the Amendment Effective Date, in form and substance reasonably acceptable to the Administrative Agent, and covering such matters incident to this Amendment as the Administrative Agent may reasonably request.

6.             From and after the Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be referenced to the Credit Agreement as modified hereby.

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[SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

GENERAL MARITIME CORPORATION

By:	/s/ John C. Georgiopoulos
	Name:	John C. Georgiopoulos
	Title:	General Maritime Corporation
Executive Vice President

NORDEA BANK FINLAND PLC, NEW YORK BRANCH, Individually and as Administrative Agent

By:	/s/ Colleen Durkin
Name: Colleen Durkin
Title: Vice President

By:	/s/ Hans Kjelsrud
Name: Hans Kjelsrud
Title: Executive Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT AMONG GENERAL MARITIME CORPORATION, THE LENDERS PARTY THERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

BAYERISCHE HYPO-UND
VEREINSBANK AG

By:	/s/ Martin Borchert
Name: Martin Borchert
Title:

By:	/s/ Ayuitt Euici
Name: Ayuitt Euici
Title:

SIGNATURE PAGE TO THE FOURTH AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT AMONG GENERAL MARITIME CORPORATION, THE LENDERS PARTY THERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Alliance & Leicester Plc

By:	/s/ Mark McCarthy
	Name:	Mark McCarthy
	Title:	Head of Shipping

By:	/s/ Ian Lawrence
	Name:	Ian Lawrence
	Title:	Head of Infrastructure, Project & Rail

SIGNATURE PAGE TO THE FOURTH AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT AMONG GENERAL MARITIME CORPORATION, THE LENDERS PARTY THERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

CITIGROUP

By:	/s/ Robert Malleck
	Name:	Robert Malleck
	Title:	Vice President

By:
Name:
Title:

SIGNATURE PAGE TO THE FOURTH AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT AMONG GENERAL MARITIME CORPORATION, THE LENDERS PARTY THERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

The Royal Bank of Scotland

By:	/s/ C. Manchester
	Name:	C. Manchester
	Title:	Senior Director Americas & Nordic Region

By:
Name:
Title:

SIGNATURE PAGE TO THE FOURTH AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT AMONG GENERAL MARITIME CORPORATION, THE LENDERS PARTY THERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

CREDIT INDUSTRIEL ET COMMERCIAL, NEW
YORK BRANCH, as Lender

By:	/s/ Adrienne Molloy
	Name:	Adrienne Molloy
	Title:	Vice President

By:	/s/ Bernard Laleuf
	Name:	Bernard Laleuf
	Title:	SVP and Deputy General Manager

SIGNATURE PAGE TO THE FOURTH AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT AMONG GENERAL MARITIME CORPORATION, THE LENDERS PARTY THERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

BANK OF SCOTLAND plc

By:	/s/ Alan Boothby
Name: Alan Boothby
Title: Director, Marine Finance

SIGNATURE PAGE TO THE FOURTH AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT AMONG GENERAL MARITIME CORPORATION, THE LENDERS PARTY THERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Dresdner Bank AG in Hamburg

By:	/s/ Jons von Have
	Name:	Jons von Have
	Title:	Vice President

By:	/s/ Barbara Sorge
	Name:	Barbara Sorge
	Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT AMONG GENERAL MARITIME CORPORATION, THE LENDERS PARTY THERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

DnB NOR Bank ASA

By:	/s/ Nikolai A. Nachamkin
	Name:	Nikolai A. Nachamkin
	Title:	Senior Vice President

By:	/s/ Sanjiv Nayar
	Name:	Sanjiv Nayar
	Title:	Senior Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT AMONG GENERAL MARITIME CORPORATION, THE LENDERS PARTY THERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

HSH Nordbank AG

By:	/s/ Frauke Hay
	Name:	Frauke Hay
	Title:	Vice President

By:	/s/ Helga Becklas
	Name:	Helga Becklas
	Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT AMONG GENERAL MARITIME CORPORATION, THE LENDERS PARTY THERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Skandinaviska Enskilda Banken AB (publ.)

By:	/s/ Scott Lewallen
	Name:	Scott Lewallen
	Title:	Global Head of Shipping Finance

By:	/s/ Egil Aaarrestad
	Name:	Egil Aaarrestad
	Title:	Shipping Finance Executive

SIGNATURE PAGE TO THE FOURTH AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT AMONG GENERAL MARITIME CORPORATION, THE LENDERS PARTY THERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

NATIXIS

By:	/s/ Antoine Saint Olive
	Name:	Antoine Saint Olive
	Title:	Regional Head of Shipping-Americas

By:	/s/ Amelie Zucchi
	Name:	Amelie Zucchi
	Title:	Middle Officer

Acknowledged and Agreed by:

GMR AGAMEMNON LLC,
GMR AJAX LLC,
GMR ALEXANDRA LLC,
GMR ARGUS LLC,
GMR CHALLENGER LLC,
GMR CHAMP LLC,
GMR COMMANDER LLC,
GMR CONSTANTINE LLC,
GMR DEFIANCE LLC,
GMR ENDURANCE LLC,
GMR GULF LLC,
GMR HARRIET G LLC,
GMR HECTOR LLC,
GMR HONOUR LLC,
GMR HOPE LLC,
GMR HORN LLC,
GMR KESTREL LLC,
GMR LEONIDAS LLC,
GMR MINOTAUR LLC,
GMR ORION LLC,
GMR PERICLES LLC,
GMR PHOENIX LLC,
GMR PRINCESS LLC,
GMR PROGRESS LLC,
GMR REVENGE LLC,

By:	/s/ John C. Georgiopoulos
	Name:	John C. Georgiopoulos
	Title:	Manager

By:	/s/ Brian Kerr
	Name:	Brian Kerr
	Title:	Manager

GMR SPARTIATE LLC,
GMR SPYRIDON LLC,
GMR STAR LLC,
GMR STRENGTH LLC,
GMR SUN LLC,
GMR TRADER LLC,
GMR TRUST LLC,
GMR KARA G LLC,
GMR GEORGE T LLC,
GMR ST. NIKOLAS LLC,
as Guarantors

By:	/s/ John C. Georgiopoulos
	Name:	John C. Georgiopoulos
	Title:	Manager

By:	/s/ Brian Kerr
	Name:	Brian Kerr
	Title:	Manager

GENERAL MARITIME MANAGEMENT LLC,
as a Guarantor

By:	/s/ John Tavlarios
	Name:	John Tavlarios
	Title:	CEO & President

GMR ADMINISTRATION CORP.,
as a Guarantor

By:	/s/ Jeffrey D. Pribor
	Name:	Jeffrey D. Pribor
	Title:	VP

GMR NEWBUILDING 1, LLC,
GMR NEWBUILDING 2, LLC,
GMR NEWBUILDING 3, LLC,
GMR NEWBUILDING 4, LLC,
as Guarantors

By:	General Maritime Corporation, Member

By:	/s/ John C. Georgiopoulos
	Name:	John C. Georgiopoulos
	Title:	Manager

By:	GMR Administration Corp., Member

By:	/s/ Jeffrey D. Pribor
	Name:	Jeffrey D. Pribor
	Title:	VP